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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 2, 2021
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 2.02.	Results of Operations and Financial Condition.
The preliminary (unaudited) financial estimates of the full year 2020 financial results of Realogy Holdings Corp. (“Realogy” or the “Company”) as set forth under the caption "Preliminary 2020 Results" in Item 7.01 of this Current Report on Form 8-K are incorporated by reference to this Item 2.02.

Item 7.01.	Regulation FD Disclosure.
The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.
In connection with a proposed unsecured financing, the Company anticipates disclosing to prospective investors certain information that has not been previously publicly reported, excerpts of which are furnished below.
Preliminary 2020 Results
The preliminary financial estimates of the Company’s full year 2020 financial results and the other preliminary financial data included in this Form 8-K have not yet been finalized and have been prepared by, and are the responsibility of, the Company's management. The Company’s actual full year 2020 financial results could vary materially from the results and other data included herein. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary full year 2020 financial results. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.
•Revenue is expected to be in the range of $6.1 billion to $6.2 billion.
•Net loss attributable to Realogy is expected to be in the range of $361 million to $368 million. The net loss includes estimated non-cash impairments of approximately $684 million of which $610 million has been recorded during the first three quarters of 2020.
•Operating EBITDA is expected to be in the range of $717 million to $727 million.
The following table sets forth certain estimated financial results the Company expects to report for the year ended December 31, 2020, including a reconciliation of the ranges of estimated net (loss) income attributable to the Company and Realogy Group LLC to Operating EBITDA:

	Year ended December 31, 2020
	Low	High
	(Unaudited)
Net Revenue	$6,144	$6,230
Net (loss) income attributable to Realogy and Realogy Group LLC	(368)	(361)
Income tax (benefit) expense	(107)	(104)
(Loss) income before income taxes	(475)	(465)
Depreciation and amortization	186	186
Interest expense, net	246	246
Restructuring costs, net	67	67
Impairments (1)	684	684
Former parent legacy cost (benefit), net	1	1
Loss on the early extinguishment of debt	8	8
Operating EBITDA (2)	$717	$727
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(1) The impairment charges in our fourth quarter of 2020 substantially relate to Cartus Relocation Services. See “— Cartus Relocation Services update.”
(2) See "Non-GAAP Financial Measures" in this Current Report on Form 8-K for the definition of Operating EBITDA.

Homesale transaction volume for December, fourth quarter and full year 2020
The information presented for open and closed homesale transaction volume for December 2020 and the closed homesale transaction volume for the fourth quarter of 2020 and full year 2020 is final.
Closed transaction volume represents closed homesale sides (with each homesale transaction having a “buy” and “sell” side) times average homesale price. Open transaction volume represents new contracts to buy or sell a home times average sale price.
The closed homesale transaction volume data presented for December 2020, the fourth quarter of 2020 and full year 2020 is compared to the same period in the prior fiscal year. Year-over-year comparisons of monthly closed transaction volume often are affected by differences in the number of business days in a particular month. December 2020 had one more business day than December 2019. The Company has not adjusted the closed homesale transaction volume data presented herein to reflect an equal number of business days.
The open homesale transaction volume data presented for December 2020 is also compared to the same period in the prior fiscal year. In contrast to the closed homesale volume data, the open transaction volume data presented has been adjusted so that December 2020 has the same number of business days as December 2019. For open transaction volume, the Company believes a same business day comparison is more representative as a forward-looking indicator.

	Closed Transaction Volume	Open Transaction Volume (1)
	(unaudited)
Realogy Franchise and Brokerage Group Combined
Full Year 2020 vs. Full Year 2019	13%
Fourth Quarter 2020 vs. Fourth Quarter 2019	45%
December 2020 vs. December 2019	50%	51%

Realogy Franchise Group (2)
Full Year 2020 vs. Full Year 2019	16%
Fourth Quarter 2020 vs. Fourth Quarter 2019	46%
December 2020 vs. December 2019	52%	57%

Realogy Brokerage Group
Full Year 2020 vs. Full Year 2019	9%
Fourth Quarter 2020 vs. Fourth Quarter 2019	43%
December 2020 vs. December 2019	47%	44%

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(1)The time to close a homesale transaction can vary widely, from days to months, but under normal market conditions, the Company estimates based on its data that once a contract is signed (and becomes an open transaction), it takes an average of 45 to 55 days to close (and become a closed transaction), excluding contracts that terminate prior to closing.
(2)Includes all franchisees except for Realogy Brokerage Group.
Cartus Relocation Services update
Management determined that as of September 30, 2020, the held for sale and discontinued operations accounting treatment continued to be appropriate for Cartus Corporation (“Cartus”) and its subsidiaries other than Realogy Leads Group (“Cartus Relocation Services”) under GAAP.
However, during the fourth quarter of 2020, management determined that the held for sale and discontinued operations criteria in ASC 360 and ASC 205 were no longer met. As a result, the Cartus Relocation Services business, previously presented as held for sale and discontinued operations, will be reclassified to continuing operations commencing with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.
The Company recorded $133 million of pre-tax reserves during the nine months ended September 30, 2020 (while Cartus Relocation Services was held for sale) to reduce the net assets to the estimated proceeds. These reserves will be included in the impairment line in the consolidated statement of operations in connection with the reclassification of Cartus Relocation

Services as continuing operations as of December 31, 2020. In addition, the Company is in the process of conducting an impairment analysis of the assets of Cartus Relocation Services and currently expects to incur an additional non-cash impairment charge in the fourth quarter of 2020 preliminarily estimated to be approximately $56 million. While homesale transaction volume growth and a low interest rate environment favorably impacted the Company’s consolidated financial results in the third quarter of 2020, the COVID-19 crisis, as well as recent U.S. immigration and visa restrictions, have adversely impacted the financial results of Cartus Relocation Services. These trends are expected to continue to put pressure on the financial results of Cartus Relocation Services.
Litigation update
As described more fully in Note 9 to the condensed consolidated financial statements of the Company's Quarterly Report on Form 10-Q filed for the quarter ended September 30, 2020 (“Note 9”), incorporated by reference herein, under the caption Securities Litigation, the Company was a party to a matter captioned Tanaskovic v. Realogy Holdings Corp., et. al. (U.S. District Court for the District of New Jersey). On January 21, 2021, the Court granted the Company’s motion to dismiss this matter with prejudice.
As described more fully in Note 9, incorporated by reference herein, the Company disclosed a matter captioned Whitlach v. Premier Valley, Inc. d/b/a Century 21 M&M and Century 21 Real Estate LLC. This matter names as defendants Premier Valley Inc., a Century 21 Real Estate independently-owned franchisee doing business as Century 21 M&M ("Century 21 M&M") and Century 21 Real Estate LLC, a wholly-owned subsidiary of the Company and the franchisor of Century 21 Real Estate ("Century 21"), as an alleged joint employer of the franchisee's independent sales agents. The demurrer filed by Century 21 M&M (and joined by Century 21) on August 3, 2020 to the plaintiff's amended complaint, was granted by the Court on November 10, 2020, dismissing the case without leave to replead. On January 20, 2021, the plaintiff filed a notice of appeal of the Court’s order granting the demurrer.
In addition, as noted in Note 9 under Company-Initiated Litigation, incorporated by reference herein, the Company filed a complaint against Urban Compass, Inc. and Compass, Inc. (together, “Compass”). In September 2020, Compass filed a motion to compel arbitration with respect to certain claims in the Company's amended complaint concerning or purportedly related to Corcoran and Sotheby's International Realty, Inc., which the Court denied on December 18, 2020. On January 28, 2021, Compass filed its answer to the Company’s amended complaint, as well as counterclaims and third-party claims against the Company and certain of its subsidiaries, alleging unfair competition, tortious interference with prospective business relations, defamation, injurious falsehoods, and misappropriation of trade secrets. The third-party claim names a Company-affiliated franchise brokerage and an independent contractor for that franchise. Compass seeks compensatory and punitive damages, injunctive relief, disgorgement of profits, interest and attorneys’ fees. Discovery in the case is continuing.
On January 25, 2021, the Company became party to an action captioned Leeder v. The National Association of Realtors, Realogy Holdings Corp., Homeservices of America, Inc., BHH Affiliates, LLC, HSF Affiliates, LLC, The Long & Foster Companies, Inc., RE/MAX LLC, and Keller Williams Realty, Inc. (U.S. District Court for the Northern District of Illinois Eastern Division). In this putative class action, the plaintiff takes issue with certain NAR policies, including those related to buyer broker compensation at issue in the Moehrl and Sitzer matters described in Note 9, but claims the alleged conspiracy has harmed buyers (instead of sellers). The plaintiff alleges that the defendants made agreements and engaged in a conspiracy in restraint of trade in violation of the Sherman Act and were unjustly enriched, and seek a permanent injunction enjoining NAR from establishing in the future the same or similar rules, policies, or practices as those challenged in the action as well as an award of damages and/or restitution, interest, and reasonable attorneys’ fees and expenses.
The Company disputes the allegations in each of the matters described above and will vigorously defend these actions.
Forward-Looking Statements
Certain statements in this report on Form 8-K constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Holdings Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "potential" and "plans" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.
The following include some, but not all, of the factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the coronavirus disease

(“COVID-19”) pandemic: the extent, duration and severity of the spread of the COVID-19 pandemic and the economic consequences stemming from the COVID-19 crisis (including continued economic contraction and/or the failure of any recovery to be sustained) as well as related risks such as governmental regulation (including those that preclude or strictly limit showings of properties), changes in patterns of commerce or consumer activities and changes in consumer attitudes and the impact of any of the foregoing on the Company's business, results of operations and liquidity; adverse developments or the absence of sustained improvement in general business, economic or political conditions or the U.S. residential real estate markets, either regionally or nationally, including but not limited to: a decline in consumer confidence or spending; weak capital, credit and financial markets and/or the instability of financial institutions; intensifying or continued economic contraction in the U.S. economy, including the impact of recessions, slow economic growth, or a deterioration in other economic factors (including potential consumer, business or governmental defaults or delinquencies due to the COVID-19 crisis or otherwise); continued low or accelerated declines in home inventory levels; continued high levels of unemployment and/or declining wages or stagnant wage growth in the U.S.; the economic impact of the termination and/or substantial curtailment of, or failure to extend, one or more federal and/or state monetary or fiscal programs meant to assist businesses and individuals navigate COVID-19 related financial challenges; an increase in potential homebuyers with low credit ratings, inability to afford down payments, or other mortgage challenges due to disrupted earnings, including constraints on the availability of mortgage financing; an increase in foreclosure activity; a reduction in the affordability of housing, including in connection with rising home prices; a decline or a lack of improvement in the number of homesales; stagnant or declining home prices; increases in mortgage rates; a lack of improvement or deceleration in the building of new housing for homesales and/or irregular timing or volume of new development closings; the potential negative impact of certain provisions of the Tax Cuts and Jobs Act of 2017 on (i) home values over time in states with high property, sales and state and local income taxes and (ii) homeownership rates, in particular in light of the Company's market concentration in high-tax states; and/or geopolitical and economic instability, including uncertainty around the 2020 U.S. election; risks related to the Company's ability to comply with the senior secured leverage ratio covenant under the Company's Senior Secured Credit Facilities as a result of a material decline in the Company's ability to generate EBITDA on a Pro Forma Basis (as defined in the agreements governing those facilities) or otherwise; risks associated with the Company's substantial indebtedness, interest obligations and the restrictions contained in the Company's debt agreements as well as risks relating to the Company's having to dedicate a significant portion of the Company's cash flows from operations to service the Company's debt and the Company's ability to refinance or repay the Company's indebtedness or incur additional indebtedness; the impact of disruption in the residential real estate brokerage industry, and on the Company's results of operations and financial condition, as a result of actions taken by listing aggregators to monetize their concentration and market power, including, among other things, expanding into the brokerage business, diluting the relationship between agents and brokers (and between agents and the consumer), and consolidating and leveraging data; the impact of increased competition in the industry for clients and for the affiliation of independent sales agents and franchisees on the Company's results of operations and market share, including competition from: real estate brokerages, including those seeking to disrupt historical real estate brokerage models as well as virtual brokerages or brokerages that operate in a more virtual fashion; other industry participants seeking to eliminate brokers or agents from, or minimize the role they play in, the homesale transaction; other industry participants otherwise competing for a portion of gross commission income; and other residential real estate franchisors; continuing pressure on the share of gross commission income paid by the Company's company owned brokerages and affiliated franchisees to affiliated independent sales agents and independent sales agent teams; the Company's inability to develop products, technology and programs (including the Company's company-directed affinity programs) that support the Company's strategy to grow the base of independent sales agents at the Company's company owned and franchisee real estate brokerages and the base of the Company's franchisees; the Company's geographic and high-end market concentration, including the heightened competition for independent sales agents in those geographies and price points; the Company's inability to enter into franchise agreements with new franchisees or renew existing franchise agreements, without reducing contractual royalty rates or increasing the amount and prevalence of sales incentives; the lack of revenue growth or declining profitability of the Company's franchisees and company owned brokerage operations or declines in other revenue streams; increases in uncollectible accounts receivable and note reserves as a result of the adverse financial effects of the COVID-19 crisis on the Company's franchisees and relocation clients; the potential impact of negative industry or business trends (including further declines in the Company's market capitalization) on the Company's valuation of goodwill and intangibles; the loss of the Company's largest affinity client or multiple significant relocation clients; changes in corporate relocation practices, including in connection with the COVID-19 crisis, resulting in fewer employee relocations, reduced relocation benefits and/or increasing competition in corporate relocation; an increase in the experienced claims losses of the Company's title underwriter; the Company's failure or alleged failure to comply with laws, regulations and regulatory interpretations and any changes or stricter interpretations of any of the foregoing (whether through private litigation or governmental action), including but not limited to (1) state or federal employment laws or regulations that would require reclassification of independent contractor sales agents to employee status, (2) privacy or data security laws and regulations, (3) the Real Estate Settlement Procedures Act (“RESPA”) or other federal or state consumer protection or similar laws and (4) antitrust laws and regulations; risks related to the impact on the Company's operations and financial results that may be caused by any future meaningful changes in industry operations or structure as a result of governmental pressures (including pressures for lower brokerage commission rates), the actions of certain competitors, the introduction or growth of certain competitive models, changes to the rules of the multiple listing services (“MLS”), or otherwise; and risks and growing costs related to both cybersecurity threats to the Company's data and customer, franchisee, employee and independent sales agent data, as well as those related to the Company's compliance with the growing number of laws, regulations and other requirements related to the protection of personal information.
Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings "Forward-Looking Statements" and "Risk Factors" in the Company's filings with the Securities and Exchange Commission, including the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and the Company's Annual Report on Form 10-K for the year ended December 31, 2019, and the Company's other filings made from time to time, in connection with considering any forward-looking statements that may be made by us and the Company's businesses generally. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events except as required by law.
Non-GAAP Financial Measures
Operating EBITDA is defined by us as net income (loss) before depreciation and amortization, interest expense, net, income taxes, and other items that are not core to the operating activities of the Company such as restructuring charges, former parent legacy items, gains or losses on the early extinguishment of debt, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets. Operating EBITDA is the Company's primary non-GAAP measure.
The Company presents Operating EBITDA because the Company believes it is useful as a supplemental measure in evaluating the performance of the Company's operating businesses and provides greater transparency into its results of operations. The Company's management, including its chief operating decision maker, uses Operating EBITDA as a factor in evaluating the performance of its business. Operating EBITDA should not be considered in isolation or as a substitute for net income or other statement of operations data prepared in accordance with GAAP.
The Company believes Operating EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, as well as other items that are not core to the operating activities of the Company such as restructuring charges, gains or losses on the early extinguishment of debt, former parent legacy items, impairments, gains or losses on discontinued operations and gains or losses on the sale of investments or other assets, which may vary for different companies for reasons unrelated to operating performance. The Company further believes that Operating EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Operating EBITDA measure when reporting their results.
Operating EBITDA has limitations as an analytical tool, and you should not consider Operating EBITDA either in isolation or as a substitute for analyzing the Company's results as reported under GAAP. Some of these limitations are:
•this measure does not reflect changes in, or cash required for, its working capital needs;
•this measure does not reflect its interest expense (except for interest related to its securitization obligations), or the cash requirements necessary to service interest or principal payments on its debt;
•this measure does not reflect its income tax expense or the cash requirements to pay its taxes;
•this measure does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and this measure does not reflect any cash requirements for such replacements; and
•other companies may calculate this measure differently so they may not be comparable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 2, 2021